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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

LEAP THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Dear Stockholder:

        You are cordially invited to attend the 2018 Annual Meeting of Stockholders of Leap Therapeutics, Inc. which will be held on Thursday, May 3, 2018 at 11:00 a.m., eastern time, at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110 USA.

        Details regarding admission to the Annual Meeting and the business to be conducted are described in the accompanying proxy materials. Also included is a copy of our 2017 Annual Report. We encourage you to read this information carefully.

        Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, by telephone or by mailing a proxy card. Voting over the Internet, by telephone or by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Please review the instructions in the Proxy Materials you received in the mail regarding each of these voting options.

Thank you for your ongoing support of Leap Therapeutics, Inc.

Very truly yours,
/s/ CHRISTOPHER K. MIRABELLI Christopher K. Mirabelli Chief Executive Officer, President and Chairman of the Board of Directors

47 Thorndike Street
Suite B1-1
Cambridge, MA 02141

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 3, 2018

        The 2018 Annual Meeting of Stockholders of Leap Therapeutics, Inc. will be held on Thursday, May 3, 2018 at 11:00 a.m., eastern time, at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110 USA. At the Annual Meeting, stockholders will consider and act upon the following matters:

          1.     To elect two Class I directors nominated by our board of directors, James Cavanaugh and John Littlechild, each to serve for a term ending in 2021, or until his successor has been duly elected and qualified;

          2.     To ratify the appointment of EisnerAmper LLP, an independent registered public accounting firm, as our independent auditors for the year ending December 31, 2018; and

          3.     To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        Stockholders of record on our books at the close of business on March 28, 2018, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. If you are a stockholder of record, please vote in one of these three ways:

  •
  Vote over the Internet, by going to the website of our tabulator, Continental Stock Transfer and Trust Company, at www.cstproxyvote.com, and following the instructions for Internet voting shown on the enclosed proxy card;

  •
  Vote by Telephone, by calling 1-866-894-0536 and following the recorded instructions; or

  •
  Vote by Mail, by completing and signing the enclosed proxy card and mailing it in the enclosed postage prepaid envelope. If you vote over the Internet or by telephone, please do not mail your proxy card.

        If your shares are held in "street name," that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

        Directions to the Annual Meeting are on the back of the proxy statement.

        Whether or not you plan to attend the Annual Meeting in person, we urge you to take the time to vote your shares.

By Order of the board of directors,
/s/ CHRISTOPHER K. MIRABELLI Christopher K. Mirabelli Chief Executive Officer, President and Chairman of the Board of Directors

March 16, 2018

Leap Therapeutics, Inc.
47 Thorndike Street, Suite B1-1
Cambridge, MA 02141

PROXY STATEMENT FOR 2018 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Thursday, May 3, 2018 at 11:00 a.m. eastern time
At the offices of Morgan, Lewis & Bockius LLP,
At One Federal Street, Boston, Massachusetts 02110 USA

        This proxy statement and the enclosed proxy card are being furnished in connection with the solicitation of proxies by our board of directors for use at the 2018 Annual Meeting of Stockholders of Leap Therapeutics, Inc., or the Annual Meeting, to be held on Thursday, May 3, 2018 at 11:00 a.m., eastern time, at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110 USA, and at any adjournment or postponement thereof. You are entitled to vote if you are a stockholder of record as of the close of business on March 28, 2018. As used in this proxy statement, the terms "Leap," "we," "us," and "our" mean Leap Therapeutics, Inc. unless the context indicates otherwise.

        All proxies will be voted in accordance with the instructions contained in those proxies. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.

        We are first mailing this proxy statement and the accompanying proxy card to stockholders on or about April 2, 2018.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q.	Why did I receive these proxy materials?	A.	We are providing these proxy materials to you in connection with the solicitation by our board of directors, or Board of Directors, of proxies to be voted at our 2018 Annual Meeting of Stockholders, or Annual Meeting, to be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110 USA on Thursday, May 3, 2018 at 11:00 a.m., eastern time.
Q.	What proposals am I voting on?	A.	There are two proposals scheduled for a vote:

•

Proposal 1: The election of two directors; and

•

Proposal 2: The ratification of the selection of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2018.

Q.	Who can vote at the Annual Meeting?	A.
Our board of directors has fixed March 28, 2018 as the record date for the Annual Meeting. If you are a stockholder of record on the record date, you are entitled to vote (in person or by proxy) all of the shares that you held on that date at the Annual Meeting and at any postponement or adjournment thereof.
On March 15, 2018, we had 12,354,014 shares of common stock outstanding. We anticipate that 12,354,014 shares of common stock will be outstanding on the record date.

Q.	How do I attend the Annual Meeting?	A.	The Annual Meeting will be held on Thursday, May 3, 2018 at 11:00 a.m., eastern time at offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110 USA. If you are a stockholder of record, you must bring proof of identification. If you are a beneficial owner of shares registered in the name of your broker or other nominee, you must request and obtain a valid proxy from your broker or nominee and bring proof of identification.
Directions to the Annual Meeting are on the back of the proxy statement.
Information on how to vote in person at the Annual Meeting is discussed below.
Q.	What happens if the meeting is postponed or adjourned?	A.	Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.
Q.	How do I vote?	A.	If your shares are registered directly in your name, you may vote:

(1) Over the Internet: Go to the website of our tabulator, Continental Stock Transfer and Trust Company, or CST, at www.cstproxyvote.com. Use the vote control number printed on your enclosed proxy card to access your account and vote your shares. You must specify how you want your shares voted or your Internet vote cannot be completed and you will receive an error message. Your shares will be voted according to your instructions. You must submit your Internet proxy before 11:59 p.m., eastern time, on May 2, 2018, the day before the Annual Meeting, for your proxy to be valid and your vote to count.

(2) By Telephone: Call 1-866-894-0536, toll free from the United States, Canada and Puerto Rico, and follow the recorded instructions. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone vote cannot be completed. Your shares will be voted according to your instructions. You must submit your telephonic proxy before 11:59 p.m., eastern time, on May 2, 2018, the day before the Annual Meeting, for your proxy to be valid and your vote to count.

(3) By Mail: Complete and sign your enclosed proxy card and mail it in the enclosed postage prepaid envelope to CST. CST must receive the proxy card not later than May 2, 2018, the day before the Annual Meeting, for your proxy to be valid and your vote to count. Your shares will be voted according to your instructions.
If you do not specify how you want your shares voted, they will be voted as recommended by our board of directors.

(4) In Person at the Annual Meeting: If you attend the Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which we will provide to you at the Annual Meeting.

If your shares are held in "street name," meaning they are held for your account by a broker or other nominee, you may vote:
(1) Over the Internet or by Telephone: You will receive instructions from your broker or other nominee if they permit Internet or telephonic voting. You should follow those instructions.
(2) By Mail: You will receive instructions from your broker or other nominee explaining how you can vote your shares by mail. You should follow those instructions.

(3) In Person at the Annual Meeting: You may contact your broker or other nominee who holds your shares to obtain a broker's proxy and bring it with you to the Annual Meeting. A broker's proxy is not the form of proxy enclosed with this proxy statement. You will not be able to vote shares you hold in street name in person at the Annual Meeting unless you have a proxy from your broker or other nominee issued in your name giving you the right to vote your shares.
Q.	Can I change my vote?	A.	If your shares are registered directly in your name, you may revoke your proxy and change your vote before or at the Annual Meeting. To do so, you must do one of the following:

(1) Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted. You may not change your vote over the Internet or by telephone after 11:59 p.m., eastern time, on May 2, 2018, the day before the Annual Meeting.
(2) Sign a new proxy and submit it by mail as instructed above. Only your latest dated proxy that was received by CST by 11:59 p.m., eastern time, on May 2, 2018 will be counted.

(3) Attend the Annual Meeting, request that your proxy be revoked and vote in person as instructed above. Attending the Annual Meeting will not revoke your Internet vote, telephone vote or proxy, as the case may be, unless you specifically request it.

If your shares are held in street name, you may submit new voting instructions by contacting your broker or other nominee. You may also vote in person at the Annual Meeting if you obtain a broker's proxy as described in the answer above.
Q.	Will my shares be voted if I do not return my proxy?	A.	If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone, by returning your proxy or by ballot at the Annual Meeting.

If your shares are held in street name, your broker or other nominee may, under certain circumstances, vote your shares if you do not timely return your proxy. Brokers and other nominees can vote their customers' unvoted shares on discretionary matters but cannot vote such shares on non-discretionary matters. If you do not timely return a proxy to your broker or other nominee to vote your shares, your broker or other nominee may, on discretionary matters, either vote your shares or leave your shares unvoted.

The election of directors (Proposal 1) is a non-discretionary matter. The ratification of the appointment of our independent auditors (Proposal 2) is a discretionary matter.
We encourage you to provide voting instructions to your broker or other nominee. This ensures that your shares will be voted at the Annual Meeting according to your instructions.
Q.	How many shares must be present to hold the Annual Meeting?	A.
The holders of a majority in voting power of the capital stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy must be present to hold the Annual Meeting and conduct business. This is called a quorum. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone or by completion and submission of a proxy or that are represented in person at the Annual Meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to withhold or abstain or votes on only one of the proposals. In addition, we will count as present shares held in street name by brokers or other nominees that indicate on their proxies that they do not have authority to vote those shares on Proposal 1. If a quorum is not present, we expect to adjourn the Annual Meeting until we obtain a quorum.
Q.	What vote is required to approve each proposal and how are votes counted?	A.
Proposal 1—Election of Two Class I Directors

The two nominees for Class I director receiving the highest number of votes FOR election will be elected as directors. This is called a plurality. Proposal 1 is a non-discretionary matter. Therefore, if your shares are held in street name and you do not vote your shares, your broker or other nominee cannot vote your shares on Proposal 1. Shares held in street name by brokers or nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 1 will not be counted as votes FOR or WITHHELD from any nominee and will be treated as "broker non-votes." Broker non-votes will have no effect on the voting on Proposal 1.

With respect to Proposal 1, you may:
• vote FOR both nominees;
• vote FOR one nominee and WITHHOLD your vote from the other nominee; or
• WITHHOLD your vote from both nominees.
Votes that are withheld will not be included in the vote tally for the election of directors and will not affect the results of the vote.

Proposal 2—Ratification of Appointment of Independent Auditors

To approve Proposal 2, stockholders holding a majority of the votes cast on the matter must vote FOR the proposal. Proposal 2 is a discretionary matter. Therefore, if your shares are held in street name and you do not vote your shares, your broker or other nominee may vote your unvoted shares on Proposal 2. If you vote to ABSTAIN on Proposal 2, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on the proposal. Voting to ABSTAIN will have no effect on the voting on Proposal 2.

Although stockholder approval of our Audit Committee's appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2018 is not required, we believe that it is advisable to give stockholders an opportunity to ratify this appointment. As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by us or our board of directors (or any committee thereof). However, if this proposal is not approved at the Annual Meeting, our Audit Committee may reconsider its appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2018.
Q.	How does the board of directors recommend that I vote?	A.	Our board of directors unanimously recommends that you vote your shares:

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"FOR" the nominees for election as director listed in Proposal 1; and

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"FOR" the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2018.

Q.	How many votes do I have?	A.	On each matter to be voted upon, you have one vote for each share of common stock you owned as of March 28, 2018.
Q.	Are there other matters to be voted on at the Annual Meeting?	A.
We do not know of any matters that may come before the Annual Meeting other than the election of two Class I directors and the ratification of the appointment of our independent registered public accounting firm. If any other matters are properly presented at the Annual Meeting, the persons named in the accompanying proxy will vote, and otherwise act, in accordance with their judgment on the matter.
Q.	Is my vote confidential?	A.
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Leap or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.
Q.	Where can I find the voting results?	A.	We will report the voting results in a Current Report on Form 8-K within four business days following the adjournment of the Annual Meeting.

Q.	What are the costs of soliciting these proxies?	A.	We will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials. Directors, officers and employees of Leap may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be significant.
Q.	What are the implications of being an "emerging growth company?"	A.
We are an "emerging growth company" as that term is used in the Jumpstart Our Business Startups (JOBS) Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about Leap's executive compensation arrangements and no non-binding advisory vote on executive compensation. The Company may take advantage of these exemptions up until the last day of the fiscal year following the fifth anniversary of the date that the Company's common stock became publicly traded or such earlier time that it is no longer an emerging growth company. The Company would cease to be an emerging growth company if it has more than $1.07 billion in annual revenue, has more than $700.0 million in market value of its stock held by non-affiliates (and has been a public company for at least 12 months, and has filed one annual report on Form 10-K), or it issues more than $1.0 billion of non-convertible debt securities over a three-year period.
Q.	Who may I contact if I have any additional questions?	A.
If you hold your shares directly, please call Douglas E. Onsi, Secretary of the Company, at (617) 714-0360. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

For the 2018 Annual Meeting of Stockholders on May 3, 2018

        This proxy statement and the 2017 Annual Report to Stockholders are available for viewing, printing and downloading at http://www.cstproxy.com/leaptx/2018.

        A copy of our Annual Report on Form 10-K (including financial statements and schedules) for the year ended December 31, 2017, as filed with the Securities and Exchange Commission, or SEC, except for exhibits, will be furnished without charge to any stockholder after written or oral request to:

Leap Therapeutics, Inc. Attn: General Counsel 47 Thorndike Street, Suite B1-1 Cambridge, Massachusetts 02141 USA Telephone: +1 (617) 714-0360

        This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2017 are also available on the SEC's website, www.sec.gov.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        In accordance with Leap's amended and restated certificate of incorporation and amended and restated bylaws, the Board of Directors is divided into three classes of directors of approximately equal size. The members of each class of directors are elected to serve a three-year term with the term of office of each class ending in successive years. James Cavanaugh and John Littlechild are the Class I directors whose terms expire at Leap's 2018 Annual Meeting of stockholders. Each of James Cavanaugh and John Littlechild has been nominated for, and has agreed to stand for, re-election to the Board to serve as a Class I director of Leap for three years until the 2021 Annual Meeting of Stockholders of Leap and until their successors are duly elected and qualified or until their earlier death, resignation or removal.

        It is intended that, unless you give contrary instructions, shares represented by proxies will be voted for the election of each of the two nominees listed above as director nominees. Leap has no reason to believe that any nominee will be unable to serve. In the event that one or more nominees is unexpectedly not available to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors to be elected at the Annual Meeting. Information relating to each nominee for election as director and for each continuing director, including his or her period of service as a director of Leap, principal occupation and other biographical material, is included below.

VOTE REQUIRED

        A plurality of the votes cast at the meeting will be required for the election of the Class I director nominees. The two nominees for director with the highest number of affirmative votes will be elected as directors. Broker non-votes and abstentions will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the election.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH
OF THESE NOMINEES FOR CLASS I DIRECTOR.

(PROPOSAL NO. 1 ON YOUR PROXY CARD)

BOARD OF DIRECTORS AND MANAGEMENT

Information Regarding Directors and Director Nominees

        Our Board of Directors currently consists of seven members divided into three classes with staggered three-year terms. Our amended and restated certificate of incorporation and amended and restated bylaws provide that the number of our directors shall be fixed from time to time by a resolution of the majority of our Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class shall consist of one third of the board of directors. In addition, our amended and restated certificate of incorporation and amended and restated bylaws each of which became effective upon consummation of the merger with Macrocure Ltd. on January 23, 2017, provide that a director may be removed only for cause and only by the affirmative vote of the holders of at least two-thirds of the votes that all our stockholders would be entitled to cast in an annual election of directors.

        The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent stockholder efforts to effect a change of our management or a change in control.

        At each annual meeting of the stockholders, a class of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring. The terms of the directors will expire upon the election and qualification of successor directors at the annual meeting of stockholders to be held during the years 2018 for Class I directors, 2019 for Class II directors, and 2020 for Class III directors. Currently, Class I consists of James Cavanaugh and John Littlechild, each with a term expiring at this annual meeting of stockholders to be held in 2018. Class II consists of William Li and Thomas Dietz, each with a term expiring at the annual meeting of stockholders to be held in 2019. Class III consists of Joseph Loscalzo, Nissim Mashiach and Christopher Mirabelli, each with a term expiring at the annual meeting of stockholders to be held in 2020. Our Board of Directors has nominated Dr. Cavanaugh and Mr. Littlechild for election at the Annual Meeting as Class I directors, each to serve until the annual meeting to be held in 2021.

Director Qualifications

        The following table and biographical descriptions provide information as of March 15, 2018 relating to each director and director nominee, including his age and period of service as a director of our company; his board of directors committee memberships; his business experience during the past five years, including directorships at other public companies; his or community activities; and the other experience, qualifications, attributes or skills that led our Board of Directors to conclude he should serve as a director of our company.

Name	Age	Board of Directors Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Class I Director Nominees to be elected at the 2018 Annual Meeting (terms expiring in 2021)
James Cavanaugh Nominating and Corporate Governance Committee Member and Chair	81

Dr. Cavanaugh, age 81, has served as a member of our Board of Directors since January 2016. Dr. Cavanaugh has been a managing director of HealthCare Ventures since 1989. He was previously President of SmithKline & French Laboratories-U.S., the domestic pharmaceutical division of SmithKline Beckman Corporation. Dr. Cavanaugh had been president of SmithKline Beckman's clinical laboratory business and President of Allergan International. He has been a board member of a number of private and public pharmaceutical and biotechnology companies and was Chairman of The Shire Pharmaceutical Group, plc. He served as staff assistant to President Nixon for Health Affairs and then deputy director of the president's Domestic Council. Under President Ford, he was a deputy assistant to the President for domestic affairs and deputy chief of the White House. He has served as deputy assistant secretary for health and scientific affairs in the United States Department of Health, Education and Welfare, special assistant to the Surgeon General, United States Public Health Services, and director, Office of Comprehensive Health Planning. He began his career as a member of the faculty of the Graduate College and the College of Medicine at the University of Iowa where he received his Master's and Doctorate degrees.

We believe that Dr. Cavanaugh's experience with working in government, combined with his clinical and pharmaceutical industrial experience and background, make him qualified to serve as a member of our Board of Directors.

Name	Age	Board of Directors Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
John Littlechild Audit Committee Member Compensation Committee Member and Chair	66

Mr. Littlechild, age 66, has served as a member of our Board of Directors since January 2016. Mr. Littlechild has been a managing director of HealthCare Ventures since 1992. He has been in the venture capital industry since 1980 when he joined Citicorp Venture Capital in London. He subsequently joined the Advent Group, opening the London office of Advent U.K. and becoming an early general partner of Advent International in Boston. Prior to his career in venture capital, he held marketing and financial management positions with Rank Xerox and ICI. Mr. Littlechild holds a B.Sc. in Engineering from the University of Manchester and an MBA from Manchester Business School.

We believe that Mr. Littlechild's experience with our Company, combined with his venture capital industry experience and technical background, make him qualified to serve as a member of our Board of Directors.

Class II Directors (terms expiring in 2019)
William Li Audit Committee Member	55

Dr. Li, age 55, has served as a member of our Board of Directors since January 2017. Dr. Li is a co-founder of the Angiogenesis Foundation in Cambridge, Massachusetts, of which he has been the President since April 2000 and Medical Director since December 1994. Dr. Li has extensive expertise in the field of angiogenesis and its therapeutic development and clinical applications. He trained with Dr. Judah Folkman, who pioneered the field of angiogenesis research. Through the Angiogenesis Foundation, Dr. Li has worked in association with the National Institutes of Health, and other major governmental and academic institutions, and industry leaders on angiogenesis-related programs. Dr. Li received his M.D. degree from University of Pittsburgh School of Medicine. He completed his clinical training in internal medicine at the Massachusetts General Hospital in Boston. Dr. Li has also served on the faculties of Harvard Medical School, Tufts University School of Veterinary Medicine and Dartmouth Medical School.

We believe that Dr. Li's experience with working with companies and foundation in the cancer field, combined with his medical training and background, make him qualified to serve as a member of our Board of directors.

Name	Age	Board of Directors Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Thomas Dietz Audit Committee Member and Chair Compensation Committee Member	54

Dr. Dietz, age 54, has served as a member of our Board of Directors since January 2016. Dr. Dietz is currently chairman and CEO of Waypoint Holdings, LLC, a diversified financial-holdings and services company. Previously, Dr. Dietz was co-CEO and then CEO and a director of Pacific Growth Equities, LLC, a San Francisco-based investment bank and institutional brokerage firm from 2004 to 2009, when the firm was acquired by Wedbush Securities. Dr. Dietz served as head of the investment banking division at Wedbush until November 2010. Prior to taking the CEO role at Pacific Growth, Dr. Dietz served as the company's director of equities research and was an award-winning biotechnology and biopharmaceutical analyst. He joined Pacific Growth in 1993. Previously, he was a member of the research faculty in the Department of Medicine, University of California, San Francisco and the VA Medical Center. Dr. Dietz is currently Chairman of Eiger Biopharmaceuticals, Inc. (NASDAQ: EIGR) and privately held AgBiome, LLC. He also serves as a director and member of the compensation committee and audit committee of Paratek Pharmaceuticals (NASDAQ: PRTX) and several other private companies. Dr. Dietz previously served as a director of Transcept Pharmaceuticals, Inc. (NASDAQ: TSPT) Dr. Dietz holds a Ph.D. in molecular biology and biochemistry from Washington University, St. Louis, and was a National Science Foundation Post-Doctoral Fellow.

We believe that Dr. Dietz's experience with Leap, combined with his business, financial and leadership expertise and financial industry background, make him qualified to serve as a member of our Board of directors.

Name	Age	Board of Directors Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Class III Directors (terms expiring in 2020)
Joseph Loscalzo Nominating and Corporate Governance Committee Member	66

Dr. Joseph Loscalzo, age 66, has served as a member of our Board of Directors since January 2016. He is currently the Hersey Professor of the Theory and Practice of Medicine at Harvard Medical School, Chairman of the Department of Medicine and Physician-in-Chief at Brigham and Women's Hospital. In 1994, Dr. Loscalso joined the faculty of Boston University, first as Chief of Cardiology and, in 1997, as Wade Professor and Chair of Medicine, Professor of Biochemistry, and Director of the Whitaker Cardiovascular Institute. In July 2005, he returned to Harvard Medical School and Brigham and Women's Hospital, where he had previously worked. He is an editor-at-large of the New England Journal of Medicine, former Chair of the Cardiovascular Board of the American Board of Internal Medicine, former Chair of the Research Committee of the American Heart Association, former Chair of the Scientific Board of the Stanley J. Sarnoff Society of Fellows for Research in Cardiovascular Sciences, and former Chair of the Board of Scientific Counselors of the National Heart, Lung, and Blood Institute of the National Institutes of Health. He is past Editor-in-Chief of Circulation, a current senior editor of Harrison's Principles of Internal Medicine, a former member of the Advisory Council of the National Heart, Lung, and Blood Institute, and a former member of the Council of Councils of the National Institutes of Health. Dr. Loscalzo received his AB degree, summa cum laude, his PhD in biochemistry, and his MD from the University of Pennsylvania and completed his clinical training at Brigham and Women's Hospital and Harvard Medical School, where he served as Resident and Chief Resident in medicine and Fellow in cardiovascular medicine. Dr. Loscalzo is currently a member of the board of directors of Ionis Pharmaceuticals Inc. (IONS: Nasdaq).

		We believe that Dr. Loscalzo's vast experience as a scientist, clinician, and educator and his background in science and medicine, make him qualified to serve as a member of our Board of directors.

Name	Age	Board of Directors Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Nissim Mashiach Audit Committee Member	57

Mr. Mashiach, age 57, has served as a member of our Board of Directors since January 2017. He served as the President and Chief Executive Officer of Macrocure, Ltd. from June 2012 until its merger with Leap in January 2017. He is also currently a member of the board of directors at Chemomab Ltd. He also previously served as General Manager at Ethicon, a Johnson & Johnson company, from January 2009 to January 2012. Prior to then, he served as President and Chief Operating Officer at Omrix Biopharmaceuticals, Inc., a public company acquired by Johnson & Johnson in 2008. Prior to Omrix, Mr. Mashiach held leadership positions at several pharmaceutical companies. He has been a board and audit committee member of Mediwound Ltd. (NASDAQ: MDWD) sicne June 2017. He holds an MBA from the University of Manchester, England, an MPharmSc from the Hebrew University, Jerusalem, Israel, and a BSc, Chemical Engineering from the Technion-Israel Institute of Technology, Haifa, Israel.

We believe that Mr. Mashiach's experience with working with a number of biopharmaceutical companies, combined with his pharmaceutical industry experience and background, make him qualified to serve as a member of our Board of Directors.

Name	Age	Board of Directors Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Christopher K. Mirabelli Chief Executive Officer President Chairman of the board of directors	63

Dr. Mirabelli, age 63, has served as the Chairman of our Board of Directors since January 2016 and has also served as our President, Chief Executive Officer and a director since our inception in January 2011. Dr. Mirabelli has been a managing director of HealthCare Ventures LLC since August 2000. From December 1999 to May 2000, Dr. Mirabelli served as president of pharmaceutical research and development and member of the board of directors of Millennium Pharmaceuticals, Inc., following its merger with LeukoSite Inc., where Dr. Mirabelli had been serving as president, chief executive officer and chairman of the board of directors since 1993. He was a co-founder of Ionis Pharmaceuticals, Inc. (NASDAQ: IONS), where he held several positions including senior vice president of research, from 1989 until 1993.

Dr. Mirabelli started his career at SmithKline and French Laboratories (now part of GlaxoSmithKline Plc) R&D Division. He is a member of the board of advisors of the Blavatnik Biomedical Accelerator Fund at Harvard Medical School and the Boston Biomedical Innovation Center. Dr. Mirabelli is a member of the Board of Trustees of Guilford College. He received his Ph.D. in molecular pharmacology from Baylor College of Medicine and a B.S. degree in biology from State University of New York at Fredonia.

We believe that Dr. Mirabelli's experience with Leap from serving as our President, Chief Executive Officer and Chairman, leadership in a number of biopharmaceutical companies, combined with his venture capital industry experience and scientific background, make him qualified to serve as a member of our Board of Directors and its chair.

Executive Officers Who Are Not Directors

        Certain information regarding our executive officers who are not also directors, as of March 15, 2018, is set forth below.

Name	Age	Positions(s)
Augustine K. Lawlor	61	Chief Operating Officer
Douglas E. Onsi	49	Chief Financial Officer, General Counsel, Treasurer and Secretary

        Augustine Lawlor.    Mr. Lawlor, age 61, has served as our Chief Operating Officer since January 2016. Mr. Lawlor has been a managing director of HealthCare Ventures LLC since June 1999, including serving as the chief executive officer of GITR, Inc. prior to its merger into Leap. Prior to joining HealthCare Ventures, Mr. Lawlor served as Chief Operating Officer of LeukoSite Inc., a biotechnology company, from 1997 to 1999. Before joining LeukoSite, Mr. Lawlor served as Chief Financial Officer and Vice President of Corporate Development of Alpha-Beta Technology, Inc., a biotechnology company. He was also previously Chief Financial Officer and Vice President, Business Development, of BioSurface Technologies Corporation, a biofilm company. Mr. Lawlor serves on the board of directors of Cardiovascular Systems, Inc. and Catalyst Biosciences, Inc., each a publicly-traded biopharmaceutical company, and a number of private companies. He received a B.A. from the University of New Hampshire and a master's degree in management from Yale University.

        Douglas E. Onsi.    Mr. Onsi, age 49, has served as our Chief Financial Officer, Treasurer and Secretary since our inception in January 2011. Mr. Onsi has been at HealthCare Ventures since August 2007, including serving as a managing director since 2009 and the chief executive officer of Tensha Therapeutics, Inc. which was sold to Roche Holdings, Inc. in 2016. Prior to joining HealthCare Ventures, Mr. Onsi was at Genzyme Corporation, or Genzyme, where he served in roles as Vice President, Campath Product Operations and Portfolio Management, Oncology from 2005 to 2007 and as Vice President, Business Development from 2004 to 2005. Prior to Genzyme, he was Chief Financial Officer of Tolerx, Inc., a venture capital funded biotechnology company, from 2001 to 2004. Before joining Tolerx, Inc., he was in business development at LeukoSite, a publicly traded biopharmaceutical company that was acquired by Millennium Pharmaceuticals, Inc. He began his career as an attorney at Bingham Dana LLP. Mr. Onsi currently serves as a member of the board of directors of Vaxxas Pty Ltd., a privately-held biotechnology company. He received a Juris Doctor degree from the University of Michigan Law School and a B.S. in biological sciences from Cornell University.

        There are no family relationships among any of our directors or executive officers.

CORPORATE GOVERNANCE MATTERS

        Our Board of Directors believes that good corporate governance is important to ensure that our company is managed for the long-term benefit of our stockholders. The following sections describes key corporate governance guidelines and practices that we have adopted. Complete copies of our Audit Committee Charter, Compensation Committee Charter, Nominating and Corporate Governance Committee Charter and our Code of Business Conduct and Ethics are available on the Investor Relations section of our website, www.investors.lptx.com, at "Corporate Governance". Alternatively, you can request a copy of any of these documents by writing us at: Leap Therapeutics, Inc., Attn: Secretary, 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141 USA.

Corporate Governance Guidelines

        Our Board of Directors has adopted Corporate Governance Guidelines to assist it in the exercise of its duties and responsibilities and to serve the best interests of our company and our stockholders. These principles, which set forth a framework for the conduct of our Board of Directors' business, provide that:

  •
  the principal responsibility of the directors is to oversee our management and to hold our management accountable for the pursuit of our corporate objectives;

  •
  except as otherwise required by the rules and regulations of the Nasdaq Stock Market, a majority of the members of our Board of Directors must be independent directors;

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  the independent directors meet regularly in executive session;

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  directors have full and free access to management and, as necessary and appropriate, independent advisors; and

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  new directors participate in an orientation program and all directors are encouraged to attend director education programs.

Director Independence

        Rule 5605 of the NASDAQ Listing Rules requires a majority of a listed company's board of directors to be comprised of independent directors within one year of listing. In addition, the NASDAQ Listing Rules require that, subject to specified exceptions, each member of a listed company's audit, compensation and nominating and corporate governance committees be independent under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Audit committee members must also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Rule 5605(a)(2), a director will only qualify as an "independent director" if, in the opinion of our board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director's ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

        Dr. Cavanaugh and Messrs. Littlechild and Mashiach are the current members of our audit committee; Drs. Dietz and Li and Mr. Littlechild are the current members of our compensation committee; and Drs. Cavanaugh and Loscalzo are the current members of our nominating and corporate governance committee. In March 2018, our Board of Directors undertook a review of the composition of our Board of Directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that (i) each of our directors, except for Christopher Mirabelli, qualifies as an "independent director" as defined under NASDAQ Listing Rules, (ii) each of our audit committee members was independent pursuant to Rule 10A-3 under the Exchange Act, and (iii) each of our compensation committee members was independent pursuant to Rule 10C-1 under the Exchange Act.

        In making such determinations, our Board of Directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

Director Nomination Process

        Our nominating and corporate governance committee evaluates director candidates and selects or recommends for selection by the Board of Directors, director nominees. The process followed by the nominating and corporate governance committee to identify and evaluate director candidates may include requests to Board of Directors' members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the Board of Directors.

Criteria and Diversity

        In considering whether to recommend any particular candidate for inclusion in the Board of Directors' slate of recommended director nominees, the nominating and corporate governance committee applies certain criteria as set forth in our Corporate Governance Guidelines. These criteria include the candidate's business experience and skills, independence, character, wisdom, judgment, integrity, ability to make independent analytical inquiries, understanding of our business environment, the ability to commit sufficient time and attention to board activities, and the absence of potential conflicts with our interests. The Board of Directors does not assign specific weights to particular criteria and no particular criterion is a prerequisite for any prospective nominee.

        Our corporate governance committee and Board of Directors do not have a formal policy with respect to diversity, but an objective of board composition is to bring to our company a variety of perspectives and skills derived from high quality business and professional experience. Our Board of Directors recognizes its responsibility to ensure that nominees for our Board of Directors possess appropriate qualifications and reflect a reasonable diversity of personal and professional experience, skills, backgrounds and perspectives. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board of Directors to promote our strategic objectives and to fulfill its responsibilities to our stockholders.

        The director biographies on pages 10-15 indicate each director's experience, qualifications, attributes and skills that led the Board of Directors to conclude that each should continue to serve as a member of our Board of Directors. Our nominating and corporate governance committee and Board of Directors believes that each of the directors has had substantial achievement in his or her professional and personal pursuits and possesses the background, talents and experience that our Board of Directors desires and that will contribute to the best interests of our company and to long-term stockholder value.

        For additional information regarding stockholder nominations and other proposals see "Stockholder Proposals for 2018 Annual Meeting."

Board of Directors Meetings and Attendance

        Our Board of Directors met 6 times during 2017, either in person or by teleconference. During 2017, each of our directors attended at least 75% of the aggregate number of the meetings of the Board of Directors and the committees on which they served.

        Our Corporate Governance Guidelines provide that our directors are invited and encouraged to attend our annual meeting of stockholders.

Board of Directors Leadership Structure

        Christopher Mirabelli is the Chairman of our Board of Directors. Dr. Mirabelli has authority, among other things, to call and preside over meetings of our Board of Directions and set meeting agendas. As a result of Dr. Mirabelli's extensive history with and knowledge of Leap Therapeutics, he is able to provide valuable insight and help ensure that the Board of Directors and management act with a common purpose. If Dr. Mirabelli is ever not present at a meeting of the board of directors, an independent director is appointed to chair such meetings. In general, the agenda for every regularly scheduled board of directors meeting includes a meeting of the "Independent Directors" in executive session. In any event, the non-management directors meet in executive session at least semi-annually to discuss, among other matters, the performance of the Chief Executive Officer. The director who presides at these meetings is a non-management director selected by a majority of the non-management directors. There have been 4 meetings of the Independent Directors in executive session in 2017.

        We have a separate chair for each committee of our Board of Directors. The chairs of each committee are expected to report to our Board of Directors on the activities of their committee in fulfilling their responsibilities as detailed in their respective charters, if any. Our Board of Directors delegates substantial responsibilities to the committees, which report their activities and actions back to the full Board of Directors. We believe this structure represents an appropriate allocation of roles and responsibilities for our company at this time because it strikes an effective balance in the participation of management and independent leadership in our Board of Directors' proceedings.

Board of Directors Committees

        Our Board of Directors has established an audit committee, a compensation committee and a nominating and corporate governance committee, each of which operates pursuant to a charter adopted by our Board of Directors. The composition and functioning of all of our committees complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, rules and regulations of the Nasdaq Stock Market and the SEC.

        The composition and responsibilities of each of the committees of our Board of Directors are described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors.

Audit Committee

        The members of our audit committee are Thomas Dietz, John Littlechild, and Nissim Mashiach with Thomas Dietz serving as chairman. The financial literacy requirements of the Commission require that each member of our audit committee be able to read and understand fundamental financial statements. In addition, at least one member of our audit committee must be qualified as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act, and have financial sophistication in accordance with the NASDAQ stock market rules. Our Board of Directors has determined that Mr. Dietz qualifies as an audit committee financial expert.

        The primary purpose of our audit committee is to assist the Board of Directors in the oversight of the integrity of our accounting and financial reporting process, the audits of our financial statements, and our compliance with legal and regulatory requirements. The functions of our audit committee will include, among other things:

  •
  hiring the independent registered public accounting firm to conduct the annual audit of our financial statements and monitoring its independence and performance;

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  reviewing and approving the planned scope of the annual audit and the results of the annual audit;

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  pre-approving all audit services and permissible non-audit services provided by our independent registered public accounting firm;

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  reviewing the significant accounting and reporting principles to understand their impact on our financial statements

  •
  reviewing our internal financial, operating and accounting controls with management, our independent registered public accounting firm and our internal audit provider;

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  reviewing with management and our independent registered public accounting firm, as appropriate, our financial reports, earnings announcements and our compliance with legal and regulatory requirements;

  •
  reviewing potential conflicts of interest under and violations of our Code of Conduct;

  •
  establishing procedures for the treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and confidential submissions by our employees of concerns regarding questionable accounting or auditing matters;

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  reviewing and approving related-party transactions; and

  •
  reviewing and evaluating, at least annually, our audit committee's charter.

        The audit committee operates under a written charter that satisfies the applicable standards of the Nasdaq Stock Market and the SEC and which is available on our website at www.investors.lptx.com at "Corporate Governance". The Audit Committee met 5 times during 2017, either in person or by teleconference.

Compensation Committee

        The members of our compensation committee are Thomas Dietz, John Littlechild, and William Li, with John Littlechild serving as chairman.

        The primary purpose of our compensation committee is to assist our Board of Directors in exercising its responsibilities relating to compensation of our executive officers and employees and to administer our equity compensation and other benefit plans. In carrying out these responsibilities, this committee will review all components of executive officer and employee compensation for consistency with its compensation philosophy, as in effect from time to time. The functions of our compensation committee will include, among other things:

  •
  designing and implementing competitive compensation policies to attract and retain key personnel;

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  reviewing and formulating policy and determining the compensation of our executive officers and employees;

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  reviewing and recommending to our board of directors the compensation of our directors;

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  administering our equity incentive plans and granting equity awards to our employees and directors under these plans;

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  if required from time to time, reviewing with management our disclosures under the caption "Compensation Discussion and Analysis" and recommending to the full board its inclusion in our periodic reports to be filed with the Commission;

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  if required from time to time, preparing the report of the compensation committee to be included in our annual proxy statement;

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  engaging compensation consultants or other advisors it deems appropriate to assist with its duties; and

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  reviewing and evaluating, at least annually, our compensation committee's charter.

        The compensation committee operates under a written charter that satisfies the applicable standards of the Nasdaq Stock Market and which is available on our website at www.investors.lptx.com at "Corporate Governance". The Compensation Committee met 1 time during 2017 in person or by teleconference.

Compensation Committee Interlocks and Insider Participation

        No member of our compensation committee has ever been an executive officer or employee of ours. None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board of Directors or compensation committee.

Nominating and Corporate Governance Committee

        The members of our nominating and corporate governance committee are James Cavanaugh and Joseph Loscalzo, with James Cavanaugh serving as chairman. Our Board has determined that each of James Cavanaugh and Joseph Loscalzo satisfies the NASDAQ independence standards.

        The primary purpose of our nominating and corporate governance committee is to assist our Board of Directors in promoting the best interests of our company and our stockholders through the implementation of sound corporate governance principles and practices. The functions of our nominating and corporate governance committee will include, among other things:

  •
  identifying, reviewing and evaluating candidates to serve on our board;

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  determining the minimum qualifications for service on our board;

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  developing and recommending to our board an annual self-evaluation process for our board and overseeing the annual self-evaluation process;

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  developing, as appropriate, a set of corporate governance principles, and reviewing and recommending to our board any changes to such principles; and

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  periodically reviewing and evaluating our nominating and corporate governance committee's charter.

        The nominating and corporate governance committee operates under a written charter that satisfies the applicable standards of the Nasdaq Stock Market and which is available on our website at www.investors.lptx.com at "Corporate Governance". The nominating and corporate governance committee did not meet separately from the Board of Directors during 2017.

Board of Directors' Role in Risk Oversight

        Our Board of Directors oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our Board of Directors performs this oversight role by using several different levels of review. In connection with its review of the operations and corporate functions of our company, our Board of Directors addresses the principal risks associated with those operations and corporate functions. In addition, our Board of Directors reviews the risks associated with our business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.

        The audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management are undertaken. Our audit committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function and whistleblower protections.

        The compensation committee assesses and monitors the extent to which our incentive compensation policies and programs for all employees may encourage excessive risk-taking and the relationship between risk management policies and practices and compensation, and evaluates compensation policies and practices that could mitigate any such risk.

Communicating with the Directors

        Our Board of Directors will give appropriate attention to written communications that are submitted by stockholders and other interested parties, and will respond if and as appropriate. The General Counsel is primarily responsible for monitoring communications from stockholders and other interested parties and for providing copies or summaries of such communications to the directors as he considers appropriate.

        Under procedures approved by our Board of Directors, communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our General Counsel considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters that are duplicative communications.

        Stockholders and other interested parties who wish to send communications on any topic to the Board of Directors should address such communications to: Board of Directors, c/o General Counsel, Leap Therapeutics, Inc., 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141 USA.

        Additionally, we have established a confidential process for reporting, investigating and resolving employee and other third party concerns related to accounting, auditing and similar matters under the Sarbanes-Oxley Act of 2002. Stockholders and other interested parties may confidentially provide information to one or more of our directors by using the confidential and anonymous financial concern hotline that is operated by an independent, third party service. Within the United States and Canada, the Ethics Hotline can be reached by telephone, toll-free, at 1-844-413-0900, e-mailing the Company at LPTX@openboard.info, or visiting http://www.openboard.info/LPTX/.

Code of Business Conduct and Ethics

        We have adopted a Code of Business Conduct and Ethics (the "Code of Conduct") that is applicable to all of our employees, executive officers and directors. The Code of Conduct is available on our website at www.investors.leaptx.com at "Corporate Governance". The nominating and corporate governance committee of our Board of Directors will be responsible for overseeing the Code of Conduct and the General Counsel or Board of Directors approve any waivers of the Code of Conduct for employees, executive officers or directors. We expect that any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website or in a current report on Form 8-K. We shall provide to any person without charge, upon request, a copy of the Code of Conduct. Any such request must be made in writing to Leap Therapeutics Inc., c/o Investor Relations, 47 Thorndike Street, Suite B1-1, Cambridge, MA 02141.

EXECUTIVE COMPENSATION

Overview

        The following discussion relates to the compensation of our Chief Executive Officer and President, Christopher Mirabelli, and our next two most highly compensated persons serving as executive officers as of December 31, 2017. Each year, our Compensation Committee reviews and determines the compensation of our executive officers. Our executive compensation program is designed to attract and retain a highly skilled team of key executives and to align the compensation of our executives with the interests of our stockholders by rewarding the achievement of short- and long-term strategic financial goals, which we believe serves to enhance short- and long-term value creation for our stockholders.

Summary Compensation Table

        The following table presents compensation awarded in 2017 to our principal executive officer and our other executive officers as of December 31, 2017, or compensation paid to or accrued for those executive officers for services rendered during 2017. We refer to these executive officers as our "named executive officers".

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Awards ($)(3)	Other Compensation ($)		All Other Total ($)
Christopher K. Mirabelli	2017	397,048	112,000	2,115,971	34,524	(4)	2,659,543
Chief Executive Officer and President
Augustine Lawlor	2017	397,048	112,000	2,115,971	32,941	(5)	2,657,960
Chief Operating Officer
Douglas E. Onsi	2017	397,048	112,000	2,115,971	33,413	(6)	2,658,432
Chief Financial Officer, Treasurer and
Secretary
Christopher K. Mirabelli	2016	350,000	0	0	33,880	(4)	383,880
Chief Executive Officer and President
Augustine Lawlor	2016	350,000	0	0	32,044	(5)	382,044
Chief Operating Officer
Douglas E. Onsi	2016	350,000	0	0	31,301	(6)	381,301
Chief Financial Officer, Treasurer and
Secretary

(1)
The 2016 base salary for each named executive officer became effective January 1, 2016. Upon the consummation of the merger on January 23, 2017, the base salary for each of Christopher K. Mirabelli, Augustine Lawlor and Douglas E. Onsi was increased to $400,000.

(2)
This column represents a cash incentive bonus for 2017, which was paid in 2018 to each executive.

(3)
This column reflects the aggregate fair value of equity awards granted in 2017 as of the grant date for each such award, and is calculated in accordance with ASC 718, using the Black-Scholes option-pricing model. Assumptions used in the calculations for these amounts are set forth in Note 10 to our financial statements included in our Annual Report on Form 10-K filed with the SEC on February 23, 2018. In connection with the consummation of the merger with Macrocure Ltd., in January 2017, we made an option grant to each executive to purchase 330,303 shares of Leap's common stock pursuant to our Amended and Restated 2012 Equity Incentive Plan. These options vested 33% on the first anniversary of the date of grant, and thereafter in equal monthly installments over a period of two years, generally subject to the executive's continued employment.

(4)
For 2017, other compensation includes 401(k) matching ($15,055), payment of medical insurance ($16,936) and dental insurance ($1,296) and life insurance ($1,237). For 2016, other compensation includes 401(k) matching ($11,667), payment of medical insurance ($16,002) and dental insurance ($1,037) and life insurance ($5,174).

(5)
For 2017, other compensation includes 401(k) matching ($14,165), payment of medical insurance ($16,243) and dental insurance ($1,296) and life insurance ($1,237). For 2016, other compensation includes 401(k) matching ($11,667), payment of medical insurance ($16,002) and dental insurance ($1,037) and life insurance ($3,338).

(6)
For 2017, other compensation includes 401(k) matching ($14,900), payment of medical insurance ($16,936) and dental insurance ($1,296) and life insurance ($281). For 2016, other compensation includes 401(k) matching ($12,250), payment of medical insurance ($16,002) and dental insurance ($1,037) and life insurance ($2,012).

Elements of Executive Compensation

        The compensation of our named executive officers consists of base salary, annual cash bonuses, equity awards and employee benefits that are made available to all salaried employees. Our named executive officers are also entitled to certain compensation and benefits upon certain terminations of employment and certain change of control transactions pursuant to employment agreements. In addition to the factors discussed below, the compensation committee also considers recommendations from Dr. Mirabelli, who as our Chief Executive Officer regularly discusses compensation issues with the chairperson of the compensation committee and meets with our compensation committee to discuss these matters.

        The following describes the material terms of the elements of our executive compensation program during fiscal year 2017.

Overview

        Our executive compensation program is based on a pay-for-performance philosophy. We designed our executive compensation program to achieve the following primary objectives: provide compensation and benefit levels that will attract, retain, motivate and reward a highly talented executive team within the context of responsible cost management; establish a direct link between our individual/team performance and results and our executives' compensation; and align the interests and objectives of our executives with those of our stockholders by linking executive equity awards to stockholder value creation. Compensation for our executive officers is composed primarily of the following three main components: base salary, annual cash incentive bonuses, and long-term equity incentives.

Base Salary

        Base salaries are determined on a case-by-case basis for each executive officer (including our three named executive officers), including consideration of each officer's experience, expertise and performance, as well as market compensation levels for similar positions.

Name	2016 Base Salary ($)	2017 ($)(1)
Christopher K. Mirabelli	350,000	400,000
Chief Executive Officer and President
Augustine Lawlor	350,000	400,000
Chief Operating Officer
Douglas E. Onsi	350,000	400,000
Chief Financial Officer,
Treasurer and Secretary

(1)
The 2017 base salary for each named executive officer became effective January 23, 2017.

Annual Cash Incentive Bonuses

        Annual cash incentive bonuses are contingent upon our achievement of certain operational and financial objectives, which for 2017 are expected to consist entirely of corporate goals. Each executive officer's target bonus amount is expressed as a percentage of the officer's base salary and is intended to be commensurate with the officer's position and responsibilities. Target bonuses for each officer are 35% of base salary for the year ended December 31, 2017.

Long-term Equity Incentives

        We believe equity awards in the form of options to purchase shares of our common stock provide an incentive for our executive officers to focus on driving growth in our stock price and long-term value creation and help us to attract and retain key talent. In addition, the granting of options helps ensure that the interests of our officers are aligned with those of our stockholders as the options only have value if the value of our common stock increases after the date the option is granted.

        Our officers are entitled to certain benefits if the officer's employment terminates in certain circumstances or if a change of control occurs. Our Board of Directors and our compensation committee review our officers' overall compensation packages on an annual basis or more frequently as it deems appropriate. From time to time, we may retain independent compensation consultants as we consider appropriate to help identify appropriate peer group companies and to obtain and evaluate current executive compensation data. In 2016, we retained compensation consultants in designing our executive compensation programs. Moving forward, we expect that our compensation committee will retain independent compensation consultants.

Employment Agreements

        We have entered into employment agreements with each of our executive officers (including our named executive officers), Messrs. Lawlor and Onsi and Dr. Mirabelli, on the same terms. The following is a summary of the material terms of each employment agreement including terms related to severance and payments upon termination or change of control.

        Our executive employment agreements do not include a specified term as their employment is "at-will". The agreements provide that each executive receives an annual base salary, initially established at $400,000, and that he is eligible for an annual incentive bonus, with his target bonus being 35% of his base salary. The compensation committee of the Board of Directors determines the executive's actual bonus amount based on its assessment of the satisfaction of performance criteria to be established by the compensation committee within the first three months of each fiscal year. The agreement also provides for the executive to participate in our benefit programs made available to our employees generally.

        Under each executive's agreement, if his employment is terminated by us without cause or if the executive resigns with good reason (as such terms are defined in the agreement), in either case prior to a change in control or one year after a change in control (as such term is defined in the agreement), he will be entitled to receive cash severance equal to his annualized base salary; a pro-rata bonus, payable within two and one-half months following the end of the fiscal year in which the termination or resignation occurs; any accrued or earned, but unpaid or unreimbursed, base salary, expenses, benefits, bonus, rights to indemnification, or vacation pay; reimbursement of his COBRA premiums for 12 months; and acceleration of vesting on any outstanding equity awards along with extension of the time period to exercise the outstanding equity awards to one year. In the event that such termination or resignation occurs during the one-year period immediately following a change in control, the executive will also receive, an increase in the cash severance amount to double his annualized base salary, an extension of the time period during which Leap will reimburse COBRA premiums to 18 months, and extension of the time period to exercise all outstanding equity awards to two years. An executive's right to receive these severance benefits is subject to his providing a release of claims in favor of Leap and return of all company property.

        In the event that a change in control occurs within two years of the effective date of an executive's employment agreement, and the severance and other benefits provided in the agreement are considered "parachute payments" within the meaning of 280G of the Code and are subject to the excise tax imposed by Section 4999 of the code, then the executive will be entitled to receive an additional gross-up payment. This payment shall be in an amount equal to the excise tax and taxes imposed on such payment. Additionally, in the event that such change in control occurs more than two years after the effective date of the executive's employment agreement and the same conditions above are applicable, the executive's severance and other benefits constituting parachute payments will be either (i) delivered in full or (ii) delivered to a lesser extent which would result in no portion of such severance being subject to excise tax under Section 4999 of the Code, whichever provides the greatest amount to the executive. If any reduction in severance and other benefits constituting parachute payments is necessary to achieve the effect of clause (ii) above, then the reduction will occur first from cash severance payments, next from cancellation of accelerated vesting of equity awards and third from reduction of continued employee benefits.

        Each executive's employment agreement incorporates the terms and provisions of a customary employee proprietary information, invention, non-competition and non-solicitation between Leap and the executive. This agreement includes a noncompetition covenant during the period of the executive's employment and for one year thereafter.

Stock Option and Other Compensation Plans

        In connection with the consummation of the merger with Macrocure Ltd., in January 2017, we made an option grant to each executive to purchase 330,303 of shares of Leap's common stock pursuant to our Amended and Restated 2012 Equity Incentive Plan, which is described in further detail below. This option grant is at an exercise price $9.90 per share. Each option granted to an executive will vest 33% on the first anniversary of the date of grant, and thereafter in equal monthly installments over a period of two years, generally subject to the executive's continued employment.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth information regarding equity awards held by our named executive officers as of December 31, 2017.

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date
Christopher K. Mirabelli	1/20/2017	0	330,303	9.90	1/20/2027
Chief Executive Officer and President
Augustine Lawlor	1/20/2017	0	330,303	9.90	1/20/2027
Chief Operating Officer
Douglas E. Onsi	1/20/2017	0	330,303	9.90	1/20/2027
Chief Financial Officer,
Treasurer and Secretary

Retirement Benefits

        We maintain a defined contribution employee retirement plan, or 401(k) plan, for our employees. Our named executive officers are also eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Code. The plan provides that each participant may contribute up to the statutory limit, which is $18,000 for calendar year 2017. Participants that are 50 years or older can also make "catch-up" contributions, which in calendar year 2017 may be up to an additional $6,000 above the statutory limit. In general, eligible compensation for purposes of the 401(k) plan includes an employee's earnings reportable on IRS Form W-2 subject to certain adjustments and exclusions required under the Code. We also make matching employer contributions in cash to each employee's 401(k) plan at a rate of 100% of the first 3% of earnings contributed by each such employee and 50% of the next 2% of earnings contributed. Employees participating in the 401(k) plan are fully vested in our matching contributions, and investments are directed by employees. The 401(k) plan currently does not offer the ability to invest in our securities.

EQUITY COMPENSATION PLAN INFORMATION

        The following table contains information about our equity compensation plans as of December 31, 2017.

Name	Number of securities to be issued upon exercise of outstanding stock options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders(1)	2,257,621	(2)	$12.38	258,287	(3)
Equity compensation plans not approved by security holders	—		—	—
Total	2,257,621	(2)	$12.38	258,287	(3)

(1)
Includes information regarding our Amended and Restated 2012 Equity Incentive Plan, our 2016 Equity Incentive Plan and the assumed Macrocure 2013 Plan and 2008 Plan.

(2)
Includes (i) 277,889 shares of Leap common stock issued in connection with the exchange of Macrocure options and the assumption of the Macrocure 2013 Plan and 2008 Plan (ii) 1,380,677 shares issued pursuant to the Amended and Restated 2012 Equity Incentive Plan and (iii) 599,055 shares issued pursuant to the Leap 2016 Equity Incentive Plan.

(3)
Includes 255,266 shares reserved for issuance under the Leap 2016 Equity Incentive Plan and 3,021 shares reserved for issuance under the Leap Amended and Restated 2012 Equity Incentive Plan.

DIRECTOR COMPENSATION

        Under our director compensation program, we pay our non-employee directors retainers in cash. We do not pay any compensation to our President and Chief Executive Officer in connection with his service on our Board and, consequently, he is not included in the table. The compensation that we pay to our President and Chief Executive Officer is discussed in the "Executive Compensation" section of this Proxy Statement. Each non-employee director receives a cash retainer for service on the Board and for service on each committee(s) on which the director is a member. The chairmen of each committee receive higher retainers for such service. These fees are payable semi-annually in arrears. Each non-employee director shall be paid an annual fee of $40,000 and such additional fees as set out in the following table:

Non-Employee Director	Annual Fee ($)
Chairman of audit committee	15,000
Member of audit committee (other than chairman)	10,000
Chairman of compensation committee	10,000
Member of compensation committee (other than chairman)	5,000
Chairman of governance and nominating committee	10,000
Member of governance and nominating committee (other than chairman)	5,000

        We also continue to reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending Board and committee meetings.

        In addition, under our director compensation program, each non-employee director elected to our Board will receive an option to purchase 15,000 shares of our common stock, with each of these options vesting in equal quarterly installments over a three-year period measured from the date of grant, subject to the non-employee director's continued service as a director, and becoming exercisable in full upon a change in control of our Company. Further, we expect to make a grant of options to purchase 7,500 shares of common stock around the time of Leap's 2018 Annual Meeting of the Stockholders, to all Directors whose service will continue. These option grants will be at an exercise price equal to the fair market value of Leap's common stock on the date of grant and will vest quarterly over a one-year period.

        This policy is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors' interests with those of our stockholders.

        Our current director compensation arrangements have been in effect since Leap became a public company in January 2017. Prior to that time, we did not have a formal non-employee director compensation policy.

        The following table sets forth information regarding compensation earned by our non-employee directors during fiscal year 2017.

Name	Fees Earned($)		Option Awards(1)($)	Other Compensation(2)($)	Total($)
James Cavanaugh	57,500	(3)	171,254	1,963	230,717
Thomas Dietz	60,000	(4)	171,254	4,995	236,249
William Li	38,917	(5)	98,721	0	137,638
John Littlechild	60,000	(6)	171,254	990	232,244
Joseph Loscalzo	45,000	(7)	171,254	0	216,254
Nissim Mashaich	40,167	(8)	98,721	656	139,544

(1)
This column reflects the aggregate fair value of equity awards granted in 2017 as of the grant date for each such award, and is calculated in accordance with ASC 718, using the Black-Scholes option-pricing model. Assumptions used in the calculations for these amounts are set forth in Note 10 to our financial statements included in our Annual Report on Form 10-K filed with the SEC on February 23, 2018. Upon the effectiveness of the merger with Macrocure Ltd., we made an option grant to each non-employee director to purchase 15,000 shares of common stock, which vest on a quarterly basis over a three-year period. In addition, immediately prior to the merger with Macrocure Ltd., we made an option grant to James Cavanaugh, Thomas Dietz, John

  Littlechild and Joseph Loscalzo, to purchase 11,000 shares of common stock, all of which were immediately vested.

(2)
Represents the amount of expenses reimbursed in connection with travel to and from Board meetings.

(3)
Includes $40,000 for annual fee as non-employee director, $7,500 for annual fee as a member of the Audit Committee (member of audit committee until 10/1/17) and $10,000 for annual fee as Chairman of the Governance & Nominating Committee.

(4)
Includes $40,000 for annual fee as non-employee director, $15,000 for annual fee as Audit Committee Chairman and $5,000 for annual fee as a member of the Compensation Committee.

(5)
Includes $37,667 for annual fee as a non-employee director (1/23/17 start date) and $1,250 for annual fee as a member of the Compensation Committee (Appointed 10/1/17).

(6)
Includes $40,000 for annual fee as non-employee director, $10,000 for annual fee as member of the Audit Committee and $10,000 for annual fee as Chairman of the Compensation Committee.

(7)
Includes $40,000 for annual fee as non-employee director and $5,000 for annual fee as a member of the Governance & Nominating Committee.

(8)
Includes $37,667 for annual fee as a non-employee director (1/23/17 start date) and $2,500 for annual fee as a member of the Audit Committee (Appointed 10/1/17).

        The following table sets forth, as of December 31, 2017, the aggregate number of exercisable and unexercisable option awards outstanding held by our non-employee directors at that time.

	Option Awards
Name	Exercisable	Unexercisable
James Cavanaugh(1)	14,750	11,250
Thomas Dietz(2)	14,750	11,250
William Li(3)	3,750	11,250
John Littlechild(4)	14,750	11,250
Joseph Loscalzo(5)	14,750	11,250
Nissim Mashiach(6)	186,991	11,250

(1)
Upon the effectiveness of the merger with Macrocure Ltd., we made an option grant to James Cavanaugh to purchase 15,000 shares of common stock, which vest on a quarterly basis over a three-year period. In addition, immediately prior to the merger with Macrocure Ltd., we made an option grant to James Cavanaugh to purchase 11,000 shares of common stock, all of which were immediately vested on the grant date.

(2)
Upon the effectiveness of the merger with Macrocure Ltd., we made an option grant to Thomas Dietz to purchase 15,000 shares of common stock, which vest on a quarterly basis over a three-year period. In addition, immediately prior to the merger with Macrocure Ltd., we made an option grant to Thomas Dietz to purchase 11,000 shares of common stock, all of which were immediately vested on the grant date.

(3)
Upon the effectiveness of the merger with Macrocure Ltd., we made an option grant to William Li to purchase 15,000 shares of common stock, which vest on a quarterly basis over a three-year period.

(4)
Upon the effectiveness of the merger with Macrocure Ltd., we made an option grant to John Littlechild to purchase 15,000 shares of common stock, which vest on a quarterly basis over a three-year period. In addition, immediately prior to the merger with

  Macrocure Ltd., we made an option grant to John Littlechild to purchase 11,000 shares of common stock, all of which were immediately vested on the grant date.

(5)
Upon the effectiveness of the merger with Macrocure Ltd., we made an option grant to Joseph Loscalzo to purchase 15,000 shares of common stock, which vest on a quarterly basis over a three-year period. In addition, immediately prior to the merger with Macrocure Ltd., we made an option grant to Joseph Loscalzo to purchase 11,000 shares of common stock, all of which were immediately vested on the grant date.

(6)
Upon the effectiveness of the merger with Macrocure Ltd., we made an option grant to Nissim Mashaich to purchase 15,000 shares of common stock, which vest on a quarterly basis over a three-year period. In addition, he was granted 183,241 options pursuant to the 2008 and 2013 Macrocure Ltd. Stock Option Plans prior to the merger with Macrocure Ltd., all of which were vested at December 31, 2017.

AUDIT COMMITTEE REPORT

The report of the Audit Committee is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended.

        The Audit Committee has reviewed the Leap audited consolidated financial statements for the year ended December 31, 2017 and has discussed these statements with management and EisnerAmper LLP, or EisnerAmper, the Company's independent registered public accounting firm. Leap management is responsible for the preparation of the Company's financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. The independent registered public accounting firm audits the annual consolidated financial statements prepared by management, expresses an opinion as to whether those consolidated financial statements present fairly the consolidated financial position, results of operations and cash flows of Leap Therapeutics, Inc. in conformity with U.S. generally accepted accounting principles and discusses any issues they believe should be raised with us. The Audit Committee is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls.

        The Audit Committee also received from, and discussed with, EisnerAmper the written disclosures and other communications that the Company's independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T.

        EisnerAmper also provided the Audit Committee with the written disclosures and the letter required by Rule 3526 of the PCAOB requiring independent registered public accounting firms to annually disclose in writing all relationships that, in their professional opinion may reasonably be thought to bear on independence, to confirm their perceived independence and to engage in a discussion of independence. The Audit Committee has reviewed this disclosure and has discussed with EisnerAmper their independence from Leap.

        Based on its discussions with management and our independent registered public accounting firm as outlined above, and its review of the representations and information provided by management and our independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Leap Annual Report on Form 10-K for the year ended December 31, 2017, for filing with the Securities and Exchange Commission.

Respectfully submitted by the Audit Committee,

/s/ Thomas Dietz, Chair
/s/ John Littlechild
/s/ Nissim Mashiach

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed the firm of EisnerAmper LLP, or EisnerAmper, an independent registered public accounting firm, to audit our books, records and accounts for the year ending December 31, 2018. This appointment is being presented to the stockholders for ratification at the Annual Meeting.

        EisnerAmper LLP has audited our financial statements since the fiscal year ended December 31, 2015. EisnerAmper has no direct or indirect material financial interest in our company or our subsidiaries. Representatives of EisnerAmper are expected to be present at the Annual Meeting and will be given the opportunity to make a statement on the firm's behalf if they so desire. The representatives also will be available to respond to appropriate questions.

        Proxies solicited by management will be voted for ratification unless stockholders specify otherwise. Ratification by the stockholders is not required. Although we are not required to submit the appointment of EisnerAmper to a vote of the stockholders, our board of directors believes it is appropriate as a matter of policy to request that the stockholders ratify the appointment of EisnerAmper as our independent registered public accounting firm. As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by us or our Board of Directors (or any committee thereof). However, if the stockholders do not ratify the appointment, the Audit Committee will investigate the reasons and consider whether to retain EisnerAmper or appoint another independent registered public accounting firm. Even if the appointment is ratified, our Board of Directors and the Audit Committee in their discretion may direct the appointment of a different independent registered public accounting firm at any time if they determine that such a change would be in the best interests of our company and our stockholders.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

        Consistent with requirements of the SEC and the Public Company Accounting Oversight board of directors regarding auditor independence, our Audit Committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our Audit Committee (or the chair if such approval is needed on a time urgent basis) generally pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee determined that the provision of the non-audit services by EisnerAmper described above is compatible with maintaining EisnerAmper's independence.

Principal Accounting Fees and Services

        The following table sets forth all fees paid or accrued by us for professional audit services and other services rendered by EisnerAmper LLP during the years ended December 31, 2017 and 2016:

Nature of Service	2017 Fees	2016 Fees
Audit Fees(1)	$142,125	$214,125
Audit-Related Fees(2)	$—	$—
Tax Fees(3)	$21,625	$31,500
All Other Fees	$—	$5,000

Total:	$163,750	$250,625

(1)
Audit Fees consist of fees for professional services in connection with the audit of our financial statements, review of our quarterly financial statements, and related services that are normally provided in connection with registration statements, including the registration statement on Form S-4 in connection with our merger with Macrocure Ltd. and the registration statement on Form S-3 in connection with our 2017 private placement.

(2)
Audit-Related Fees consist of fees for professional services that are reasonably related to the performance of the audit or review of our financial statements.

(3)
Tax Fees consist of fees for professional services in connection with tax compliance, tax planning, and tax advice, including foreign tax return preparation and requests for rulings or technical advice from tax authorities.

(4)
All other Fees consists of professional services performed related to Form 8-K filings.

VOTE REQUIRED

        The affirmative vote of a majority of shares of our common stock, present in person or represented by proxy at the Annual Meeting and entitled to vote, is required to ratify the selection of our independent auditors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
"FOR" THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS THE
COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

(PROPOSAL NO. 2 ON YOUR PROXY CARD)

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of March 15, 2018 (unless otherwise specified), with respect to the beneficial ownership of our Common Stock by each person who is known to own beneficially more than 5% of the outstanding shares of our Common Stock, each person currently serving as a director, each named executive officer, and all directors and executive officers as a group.

        We have determined beneficial ownership in accordance with the SEC's rules. Shares of our Common Stock subject to options or other rights to purchase which are now exercisable or are exercisable within 60 days after March 15, 2018, are to be considered outstanding for purposes of computing the percentage ownership of the persons holding these options or other rights, but are not to be considered outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to any applicable community property laws.

        As of March 15, 2017, there were 12,354,014 shares of our common stock outstanding. Except as otherwise noted below, the address for each person or entity listed in the table is c/o Leap Therapeutics, Inc., 47 Thorndike Street, Suite B1-1, Cambridge, MA 02141.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Ownership (%)
5% or Greater Stockholders:
HealthCare Ventures, and affiliates(1)	7,593,440	56.6
Eli Lilly and Company(2)	2,301,000	17.5
Lilly Corporate Center Indianapolis, IN 46285
Directors and Named Executive Officers
Christopher K. Mirabelli(3)	7,731,067	57.1
Chief Executive Officer, President and Chairman
Douglas E. Onsi(4)	5,112,661	37.7
Chief Financial Officer, General Counsel, Treasurer and Secretary
Augustine Lawlor(5)	7,731,067	57.1
Chief Operating Officer
James Cavanaugh(6)	2,635,656	21.3
Director
Thomas Dietz(7)	17,250	*
Director
William Li(8)	6,250	*
Director
John Littlechild(9)	2,635,656	21.3
Director
Joseph Loscalzo(10)	17,250	*
Director
Nissim Mashiach(11)	189,491	1.5
Director

All Directors and Executive Officers as a Group (nine persons)(12)(13)	8,271,062	58.7

*
Represents beneficial ownership of less than one percent of our outstanding common stock.

(1)
Includes (i) 2,618,406 shares of common stock held by HealthCare Ventures VIII, L.P., (ii) 4,631,145 shares of common stock held by HealthCare Ventures IX, L.P. (including 1,057,769 shares of common stock that may be acquired upon the exercise of warrants), and (iii) 343,889 shares of common stock held by HealthCare Ventures Strategic Fund, L.P. Christopher K. Mirabelli, James H. Cavanaugh, Ph.D., John W. Littlechild, Harold Werner and Augustine Lawlor (collectively, the "HCPVIII Directors") are the Managing Directors of HealthCare Partners VIII, LLC ("HCPVIII LLC"), which is the General Partner of HealthCare Partners VIII, L.P. ("HCPVIII"), which is the General Partner of Health Care Ventures VIII, L.P. Each of the HCPVIII Directors, HCPVIII LLC and HCPVIII beneficially own and share voting and dispositive power with respect to all of the securities owned by HealthCare Ventures VIII, L.P. and each disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities. Christopher K. Mirabelli, Douglas E. Onsi and Augustine Lawlor (collectively, the "HCPIX Directors") are the Managing Directors of HealthCare Partners IX, LLC ("HCPIX LLC") which is the General Partner of HealthCare Partners IX, L.P. ("HCPIX"), which is the General Partner of HealthCare Ventures IX, L.P. Each of the HCPIX Directors, HCPIX LLC and HCPIX beneficially own and share voting and dispositive power with respect to all of the securities owned by HealthCare Ventures IX, L.P. and each disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities. Christopher K. Mirabelli, Douglas E. Onsi and Augustine Lawlor (collectively, the "HCSP Directors") are the Managing Directors of HealthCare Strategic Partners, LLC ("HCV Strategic LLC"), which is the General Partner of HealthCare Ventures Strategic Fund, L.P. Each of the HCSP Directors and HCV Strategic LLC beneficially own and share voting and dispositive power with respect to all of the securities owned by HCV Strategic Fund, L.P. and each disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities.

(2)
Includes 821,693 shares of common stock that may be acquired upon the exercise of warrants.

(3)
Includes (i) 2,618,406 shares of common stock held by HealthCare Ventures VIII, L.P., (ii) 4,631,145 shares of common stock held by HealthCare Ventures IX, L.P. (including 1,057,769 shares of common stock that may be acquired upon the exercise of warrants), (iii) 343,889 shares of common stock held by HealthCare Ventures Strategic Fund, L.P., and (iv) 137,627 shares of common stock subject to stock options that were exercisable as of March 15, 2018, or that will become exercisable within 60 days after that date. Christopher K. Mirabelli, is a Managing Director of HCPVIII LLC, which is the General Partner of HealthCare Partners VIII, L.P. ("HCPVIII"), which is the General Partner of HealthCare Ventures VIII, L.P. Christopher K. Mirabelli shares voting and dispositive power with respect to all of the securities owned by HealthCare Ventures VIII, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities. Christopher K. Mirabelli is a Managing Director of HCPIX LLC which is the General Partner of HealthCare Ventures IX, L.P. ("HCPIX"), which is the General Partner of HealthCare Ventures IX, L.P. Christopher K. Mirabelli beneficially owns and shares voting and dispositive power with respect to all of the securities owned by HealthCare Ventures IX, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities. Christopher K. Mirabelli is a Managing Director of HCV Strategic LLC, which is the General Partner of HealthCare Ventures Strategic Fund, L.P. Christopher K. Mirabelli, Ph.D. beneficially owns and shares voting and dispositive power with respect to all of the securities owned by HCV Strategic Fund, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities.

(4)
Includes (i) 4,631,145 shares of common stock held by HealthCare Ventures IX, L.P. (including 1,057,769 shares of common stock that may be acquired upon the exercise of warrants),

  (ii) 343,889 shares of common stock held by HealthCare Ventures Strategic Fund, L.P. and (iii) 137,627 shares of common stock subject to stock options that were exercisable as of March 15, 2018, or that will become exercisable within 60 days after that date. Douglas E. Onsi is a Managing Director of HCPIX LLC which is the General Partner of HCPIX, which is the General Partner of HealthCare Ventures IX, L.P. Douglas E. Onsi beneficially owns and shares voting and dispositive power with respect to all of the securities owned by HealthCare Ventures IX, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities. Douglas E. Onsi is a Managing Director of HCV Strategic LLC, which is the General Partner of HealthCare Ventures Strategic Fund, L.P. Douglas E. Onsi beneficially owns and shares voting and dispositive power with respect to all of the securities owned by HCV Strategic Fund, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities.

(5)
Includes (i) 2,618,406 shares of common stock held by HealthCare Ventures VIII, L.P., (ii) 4,631,145 shares of common stock held by HealthCare Ventures IX, L.P. (including 1,057,769 shares of common stock that may be acquired upon the exercise of warrants), (iii) 343,889 shares of common stock held by HealthCare Ventures Strategic Fund, L.P., and (iv) 137,627 shares of common stock subject to stock options that were exercisable as of March 15, 2018, or that will become exercisable within 60 days after that date. Augustine Lawlor is a Managing Director of HCPVIII LLC, which is the General Partner of HCPVIII, which is the General Partner of HealthCare Ventures VIII, L.P. Augustine Lawlor shares voting and dispositive power with respect to all of the securities owned by HealthCare Ventures VIII, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities. Augustine Lawlor is a Managing Director of HCPIX LLC which is the General Partner of HCPIX, which is the General Partner of HealthCare Ventures IX, L.P. Augustine Lawlor beneficially owns and shares voting and dispositive power with respect to all of the securities owned by HealthCare Ventures IX, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities. Augustine Lawlor is a Managing Director of HCV Strategic LLC, which is the General Partner of HealthCare Ventures Strategic Fund, L.P. Augustine Lawlor beneficially owns and shares voting and dispositive power with respect to all of the securities owned by HCV Strategic Fund, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities.

(6)
Includes (i) 17,250 shares of common stock subject to stock options that were exercisable as of March 15, 2018, or that will become exercisable within 60 days after that date, and (ii) 2,618,406 shares of common stock held by HealthCare Ventures VIII, L.P. James H. Cavanaugh, is a Managing Director of HCPVIII LLC, which is the General Partner of HCPVIII, which is the General Partner of HealthCare Ventures VIII, L.P. James Cavanaugh beneficially owns and share voting and dispositive power with respect to all of the securities owned by HealthCare Ventures VIII, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities.

(7)
Includes 17,250 shares of common stock subject to stock options that were exercisable as of March 15, 2018, or that will become exercisable within 60 days after that date.

(8)
Includes 6,250 shares of common stock subject to stock options that were exercisable as of March 15, 2018, or that will become exercisable within 60 days after that date.

(9)
Includes (i) Includes 17,250 shares of common stock subject to stock options that were exercisable as of March 15, 2018, or that will become exercisable within 60 days after that date, and (ii) 2,618,406 shares of common stock held by HealthCare Ventures VIII, L.P. John Littlechild is a Managing Director of HCPVIII LLC, which is the General Partner of HCPVIII, which is the General Partner of HealthCare Ventures VIII, L.P. John Littlechild beneficially owns and share voting and dispositive power with respect to all of the securities owned by HealthCare Ventures VIII, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities.

(10)
Includes 17,250 shares of common stock subject to stock options that were exercisable as of March 15, 2018, or that will become exercisable within 60 days after that date.

(11)
Includes 189,491 shares of common stock subject to stock options that were exercisable as of March 15, 2018, or that will become exercisable within 60 days after that date.

(12)
For purposes of clarification, (i) each of the 2,618,406 shares of common stock owned by HealthCare Ventures VIII, L.P. (and indirectly owned by each of Christopher K. Mirabelli, Augustine Lawlor, James H. Cavanaugh, and John W. Littlechild) have only been counted one time in calculating the number of shares of Common Stock beneficially owned by all executive officers and directors, (ii) each of the 4,631,145 shares of common stock (including 1,057,769 shares of common stock that may be acquired upon the exercise of warrants) held by HealthCare Ventures IX, L.P. (and indirectly owned by each of Christopher K. Mirabelli, Douglas E. Onsi and Augustine Lawlor) have only been counted one time in calculating the number of shares of common stock beneficially owned by all executive officers and directors, and (iii) each of the 343,889 shares of common stock owned by HealthCare Ventures Strategic Fund, L.P. (and indirectly owned by each of Christopher K. Mirabelli, Douglas E. Onsi and Augustine Lawlor) have only been counted one time in calculating the number of shares of Common Stock beneficially owned by all executive officers and directors.

(13)
Includes 677,622 shares of common stock subject to stock options held by our directors and named executive officers that were exercisable as of March 15, 2018, or that will become exercisable within 60 days after that date.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        The following is a description of transactions since January 1, 2017, in which we were a party and the amount involved exceeded or will exceed $120,000, and in which any of our executive officers, directors, or holders of more than 5% of any class of our voting securities, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or amounts that would be paid or received, as applicable, in arm's-length transactions with unrelated third parties.

Notes

        As set forth in the table below, we issued promissory notes to holders of 5% or more of our capital stock. The interest rate on each note is eight percent (8%) per annum beginning on either the date the note was entered into or, if the note contains drawdown dates, commencing to accrue with respect to any principal amount outstanding on the applicable drawdown date of such principal amount.

        We issued a convertible promissory note to HealthCare Ventures VIII, L.P., HealthCare Ventures IX, L.P. and HealthCare Strategic Fund, L.P. The note was originally issued by Leap to the payees on September 1, 2015, in the original principal amount of up to $1,500,000, but was thereafter amended such that the maximum principal amount available to Leap under the note was $31,000,000 and HealthCare Ventures Strategic Fund, L.P. was an additional payee party thereunder. The interest rate on the note was eight percent (8%) per annum, commencing to accrue with respect to any principal amount outstanding on the applicable drawdown date of such principal amount. The note automatically converted into 1,950,768 shares of common stock on January 20, 2017.

Recapitalization and Conversion

        In connection with the consummation of the merger with Macrocure Ltd., all outstanding Notes and Preferred Stock converted into common stock. On January 20, 2017 a 1-for-19.86754 reverse stock split of the Company's common stock outstanding was effected.

Voting Agreements in Connection with the Merger

        In connection with the execution of the merger agreement, on August 29, 2016, Leap entered into a voting agreement with each of Ze'ev Bronfeld, a director of Macrocure, David Ben Ami, a director of Macrocure, Ranan Groban, a director of Macrocure, Vaizra Ventures, Viatcheslav Mirilasvili, Shlomo Kalish,, Pontifax (Israel) II—Individual Investors L.P., Pontifax (Israel) II L.P., Pontifax (Cayman) II L.P., and Nissim Mashiach, the chief executive officer of Macrocure (the "equityholders"), under which each such equityholder agreed to vote in favor of the merger and against any alternative acquisition proposal, agreement or transaction. As of August 29, 2016, these entities collectively beneficially owned or controled approximately 54.28% of the voting power of Macrocure on an as-converted to common stock basis. These voting agreements granted Leap irrevocable proxies to vote any Macrocure ordinary shares over which each such equityholder had voting power in favor of the Macrocure merger proposal and against any alternative acquisition proposal, agreement or transaction.

        In addition, in connection with the execution of the merger agreement, on August 29, 2016, HealthCare Ventures VIII, L.P., HealthCare Ventures IX, L.P., HealthCare Ventures Strategic Fund, L.P. and Eli Lilly and Company, who collectively beneficially owned or control 100% of Leap's outstanding common stock as of August 29, 2016, each entered into a voting agreement with Macrocure Ltd. under which each such stockholder has agreed to (i) vote in favor of the Leap proposals that relate to the merger and against any alternative acquisition proposal, agreement or transaction and (ii) take certain actions necessary to approve and implement certain other requirements of Leap upon which Macrocure's obligation to consummate the transactions contemplated in the merger agreement is conditioned. Each of these voting agreements granted Macrocure Ltd. irrevocable proxies to vote any shares of Leap common stock over which each such stockholder has voting power in favor of (i) each of the Leap proposals and against any alternative acquisition proposal, agreement or transaction and (ii) each such other approval necessary to satisfy certain other requirements of Leap upon which Macrocure's obligation to consummate the transactions contemplated in the merger agreement were conditioned.

        The voting agreements terminated upon the effective time of the merger on January 23, 2017.

Equity Investment

        On January 20, 2017, pursuant to the terms of the merger agreement and their respective voting agreements, HealthCare Ventures IX, L.P. invested approximately $10.0 million into Leap by purchase of 1,010,225 shares of common stock of Leap.

Royalty Agreement

        On January 20, 2017, Leap declared a special distribution of certain royalty rights to each of its holders of common stock outstanding immediately prior to the effective time of the merger with Macrocure. The royalty rights were set forth in a royalty agreement, referred to herein as the Royalty Agreement, by and between Leap and a special purpose vehicle formed by those holders of Leap's common stock prior to the merger, specifically, HealthCare Ventures VIII, L.P., HealthCare Ventures IX, L.P., HealthCare Ventures Strategic Fund, L.P. and Eli Lilly and Company. These holders collectively beneficially owned or controlled 100% of Leap's outstanding common stock as of the date of the merger.

        Pursuant to the Royalty Agreement, Leap will pay to the special purpose vehicle (i) 5% of Leap's net sales of products incorporating its TRX518 compound and (ii) 2% of Leap's net sales of products incorporating its DKN-01 compound. Net sales will be calculated as the gross amount invoiced by Leap, its affiliates, assignees or sublicensees to a third party, but shall be reduced by any discounts, refunds, rebates, product returns, bad debts, sales taxes, VAT and other similar taxes. The calculation of the gross amount invoiced shall also be discounted in the event that Leap's product is sold as part of a combination product. Royalties will be payable by Leap to the special purpose vehicle every calendar quarter. Among other customary terms for licensing transactions of this type, the special purpose vehicle will have the right no more than once a year to have an independent certified public accountant audit Leap's records to determine the accuracy of royalty payments received. The Royalty Agreement has an indefinite term, and neither Leap nor the special purpose vehicle has the right to terminate.

Registration Rights Agreement

        Leap entered into a Registration Rights Agreement with each of its holders of common stock outstanding immediately prior to the effective time of the merger. In addition, to the former holders of Leap's common stock, certain larger holders of Leap's common stock following the merger (who were among the largest holders of Macrocure ordinary shares prior to the merger) are parties to the Registration Right Agreement.

PIPE Transaction and Voting Agreement

        On November 14, 2017, Leap entered into purchase agreements (collectively, the "Purchase Agreement") with certain existing and new institutional accredited investors and strategic partners (collectively, the "Purchasers"), including HealthCare Ventures IX, L.P. and Eli Lilly and Company. Each of the Purchase Agreements was on terms and conditions substantially similar to each other Purchase Agreement and pursuant to such Purchase Agreements, the Company, in a private placement, agreed to issue and sell to the Purchasers an aggregate of 2,958,094 shares (the "Shares") of unregistered common stock, par value $0.001 per share, of the Company (the "Common Stock"), at a price per share of $6.085, each share issued with a warrant (the "Warrants") to purchase one share of Common Stock (the "Warrant Shares") at an exercise price of $6.085 (the "Exercise Price") with an exercise period expiring seven years after closing (the "Term"), for gross proceeds of approximately $18.0 million (the "Private Placement"). If all of the Warrants are exercised at the Exercise Price during the Term, the Company will receive proceeds of approximately $18.0 million in cash and will issue an aggregate of 2,958,094 Warrant Shares.

        HealthCare Ventures IX, L.P. and Eli Lilly and Company, each a more than 5% direct holder of our Common Stock prior to the closing of the Private Placement, purchased Common Stock and Warrants pursuant to a Purchase Agreement in the Private Placement. Each of HealthCare Ventures IX, L.P. and Eli Lilly and Company agreed to purchase the Common Stock and Warrants on the same terms and conditions as the other Purchasers.

        Christopher K. Mirabelli, our Chief Executive Officer, Douglas E. Onsi, our Chief Financial Officer, General Counsel, Treasurer and Secretary, and Augustine Lawlor, our Chief Operating Officer (collectively, the "HCVIX Directors") are the Managing Directors of HealthCare Partners IX, LLC ("HCPIX LLC"), which is the General Partner of HealthCare Partners IX, L.P. ("HCPIX"). HCPIX is the General Partner of HealthCare Ventures IX, L.P. Each of the HCVIX Directors, HCPIX LLC and HCPIX indirectly beneficially own and share voting and dispositive power with respect to all of the securities owned by HealthCare Ventures IX, L.P.

        The Warrants include full ratchet anti-dilution protection provisions. The inclusion of such provisions was subject to stockholder approval. Therefore, the Company held a special meeting of stockholders for the stockholders to approve the full ratchet anti-dilution protection. In connection with such approval, the Company, on November 14, 2017, entered into a voting agreement with HealthCare Ventures VIII, L.P., HealthCare Ventures IX, L.P. and HealthCare Ventures Strategic Fund, L.P. (collectively, the "HealthCare Parties"), which together hold a majority of the shares entitled to vote at the special meeting of stockholders, pursuant to which the HealthCare Parties agreed to vote all of their beneficially owned shares in favor of the any approval proposed at the special meeting of stockholders.

Indemnification Agreements

        We have entered into indemnification agreements with each of our directors and certain executive officers. These agreements require us to indemnify these individuals and, in certain cases, affiliates of such individuals, to the fullest extent permissible under Delaware law against liabilities that may arise by reason of their service to us or at our direction, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

        Our amended and restated certificate of incorporation also provides that we will indemnify each of our executive officers and directors to the fullest extent permitted by the Delaware General Corporation Law against liabilities that may arise by reason of their service to us or at our direction, and to advance expenses to each indemnitee in connection with any proceeding in which indemnification is available. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, we have been informed that in the opinion of the SEC such indemnification is against public policy and is therefore unenforceable.

Related Party Transaction Approval Policy

        In connection with the completion of the merger with Macrocure Ltd., we adopted a related party transactions policy that requires all future transactions between us and any director, executive officer, holder of 5% or more of any class of our capital shares or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons (as defined in Item 404 of Regulation S-K) or their affiliates, in which the amount involved is equal to or greater than $120,000, be approved in advance by our nominating and corporate governance committee. Any request for such a transaction must first be presented to our General Counsel who will promptly notify our nominating and corporate governance committee for their review, consideration and approval. In approving or rejecting any such proposal, our nominating and corporate governance committee is to consider the relevant facts and circumstances available and deemed relevant to the nominating and corporate governance, including, but not limited to, the extent of the related party's interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances. The nominating and corporate governance committee has reviewed certain interested transactions and determined that they are pre-approved. These pre-approved interested transactions include, subject to certain limitations, employment or compensation of executive officers, director compensation, certain transactions with other companies, certain company charitable contributions, transaction sin which all shareholders receive proportional benefits and transactions involving competitive bids.

        Certain of the transactions described above were entered into prior to the adoption of this written policy but each such transaction was approved by our Board of Directors. Prior to our Board of Directors' consideration of a transaction with a related person, the material facts as to the related person's relationship or interest in the transaction were disclosed to our board of directors, and the transaction was not approved by our Board of Directors unless a majority of the disinterested directors approved the transaction.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file reports of holdings and transactions in our common stock and our other securities with the Securities Exchange Commission. Our directors, executive officers and beneficial owners of more than 10% of our common stock did not become subject to such Section 16(a) reporting requirements until January 20, 2017. Based solely on our review of reports that reporting persons have filed with the SEC and furnished to us and written representations that no other reports were required, we believe that during 2017, other than as set forth below, our directors, executive officers and beneficial owners of more than 10% of our common stock timely complied with all applicable filing requirements.

        We believe that HealthCare Partners IX, L.P., the general partner of HealthCare Ventures IX, L.P., inadvertently did not file a Form 3 with the SEC in connection with becoming a more than 10% owner of our common stock on January 20, 2017. Immediately upon recognition of this error, on November 16, 2017, HealthCare Ventures IX, L.P. filed an amended Form 3 to include HealthCare Partners IX, L.P. as a reporting person.

GENERAL MATTERS

Stockholder Proposals and Nominations

        Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials.    Under Rule 14a-8(e) of the Exchange Act, to submit a proposal for inclusion in our Proxy Statement for the 2019 Annual Meeting of Stockholders, stockholder proposals must be received by December 3, 2018 by our Secretary at our principal executive offices at 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141.

        Requirements for Stockholder to bring Business and Nominations Before the 2019 Annual Meeting.    Our amended and restated bylaws provide that, for stockholder nominations to the Board or other business to be considered at the 2019 Annual Meeting of Stockholders, the stockholder must have given timely notice thereof in writing to the Secretary at Leap Therapeutics, Inc., 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141. To be timely for the 2019 Annual Meeting of Stockholders, the stockholder's notice must be delivered to or mailed and received by us not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the anniversary date of the previous year's annual meeting of stockholders, or, if later, the 10th day following the day on which we first provide notice or public disclosure of the date of the 2019 Annual Meeting of Stockholders. Therefore, notice must be received not earlier than January 3, 2019 and not later than February 2, 2019. Such notice must provide the information required by Section 2.4 and 2.5 of our amended and restated bylaws with respect to each nomination or matter the stockholder proposes to bring before the 2019 Annual Meeting of Stockholders and must be sent to our Secretary at our principal executive offices at 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141.

Householding of Proxy Materials

        The SEC has adopted rules that permit companies and intermediaries, such as brokers or other nominees, to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and/or proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers or other nominees household annual reports and proxy materials, delivering a single annual report and/or proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

        Once you have received notice from your broker or other nominee or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. You may request to receive at any time, and we will then promptly deliver, a separate copy of our annual report or proxy statement, by sending a written request to us at: Leap Therapeutics, Inc., Attn: Secretary, 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141 USA or calling us at: (617) 714-0360.

        If, at any time, (1) you no longer wish to participate in householding and would prefer to receive a separate annual report and/or proxy statement in the future or (2) you and another stockholder sharing the same address wish to participate in householding and prefer to receive a single copy of our annual report and/or proxy statement, please notify your broker or other nominee if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to us at: Leap Therapeutics, Inc., Attn: Secretary, 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141 USA or calling us at: (617) 714-0360.

Miscellaneous

        Even if you plan to attend the Annual Meeting in person, please complete, sign, date and return the enclosed proxy promptly. Should you attend the Annual Meeting, you may revoke the proxy and vote in person. A postage-paid, return-addressed envelope is enclosed for your convenience. No postage need be affixed if mailed in the United States. Your cooperation in giving this your immediate attention will be appreciated.

        You may obtain a copy of our Annual Report on Form 10-K (without exhibits) filed with the Securities and Exchange Commission for the year ended December 31, 2017 without charge upon written request to: Leap Therapeutics, Inc., Attn: Secretary, 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141 USA.

        As of the date of this proxy statement, we know of no matter not specifically referred to above as to which any action is expected to be taken at the Annual Meeting. The persons named as proxies will vote the proxies, insofar as they are not otherwise instructed, regarding such other matters and the transaction of such other business as may be properly brought before the Annual Meeting, as they determine to be in the best interest of our company and our stockholders.

By Order of the Board of Directors,
Christopher Mirabelli Chief Executive Officer, President and Chairman of the Board of Directors
Cambridge, Massachusetts March 16, 2018

DIRECTIONS TO MORGAN, LEWIS & BOCKIUS LLP
ONE FEDERAL STREET
BOSTON, MASSACHUSETTS 02110

Address:

    One Federal Street
    Boston, Massachusetts 02110-1726
    Tel:                617.341.7700
    Fax:                617.341.7701

Directions:

  FROM POINTS NORTH:

  •
  From I-93 South and the Tobin Bridge, take Exit 23 (Purchase Street/South Station).

  •
  Upon exiting, proceed on Purchase Street and turn right onto Pearl Street.

  •
  Turn left onto Franklin Street.

  •
  Then turn right onto Federal Street.

  •
  The Parking Garage entrance is on the left at the corner of Federal and Milk Streets.

  FROM POINTS SOUTH:

  •
  Take I-93 North to Exit 20 (Mass. Turnpike/South Station); stay in left lane.

  •
  While on this long ramp, follow the sign for South Station/Chinatown.

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  Continue straight; at the 4th traffic light, turn right onto Summer Street.

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  Take next left onto High Street.

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  Then take first left onto Federal Street.

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  The Parking Garage entrance is on the left at the corner of Federal and Milk Streets.

  FROM POINTS WEST:

  •
  Take the Mass. Turnpike (I-90) to Exit 24-A (South Station), following signs for Atlantic Avenue.

  •
  At the 3rd traffic light, turn left onto Summer Street.

  •
  Continue on Summer Street through 2 traffic lights.

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  Turn right onto High Street.

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  Then take first left onto Federal Street.

  •
  The Parking Garage entrance is on the left at the corner of Federal and Milk Streets.

  FROM LOGAN AIRPORT:

  •
  Follow the "exit" signs from the airport to the Summer Tunnel.

  •
  Stay in the left lane of the tunnel.

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  At the end of the tunnel, bear left and follow signs for Government Center.

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  Turn left onto Congress Street.

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  Follow Congress Street to Purchase Street.

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  Turn right onto Purchase Street.

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  Follow Purchase Street to Summer Street.

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  Turn right onto Summer Street

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  Turn right at the next set of lights (High Street).

  •
  On High Street, take first left onto Federal Street.

  •
  The Parking Garage entrance is on the left at the corner of Federal and Milk Streets.

  FROM THE MBTA RED LINE, AMTRAK, AND COMMUTER RAIL (SOUTH STATION):

  •
  Coming out of South Station onto Sumer Street, cross Surface Road and walk straight onto Federal Street.

  •
  Continue on Federal Street, eventually crossing over Franklin Street. One Federal Street is on the left side of the street.

  PARKING INSTRUCTIONS AT GARAGE:

  •
  Enter the Parking Garage, taking a ticket from the machine to open the gate.

  •
  Drive to the first level. A Parking Attendant will park your vehicle after issuing a valet check, to be used for retrieving your vehicle when leaving the building.

  •
  Upon leaving the Parking Garage, present your ticket to the cashier.

Appendix A

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet or Telephone – QUICK EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail LEAP THERAPEUTICS, INC. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 2, 2018. INTERNET/MOBILE — www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. PHONE — 1 (866) 894-0536 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL — Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2. Please mark your votes like this 1. Election of Class I Directors (1) James Cavanaugh (2) John Littlechild 2. Ratification of the appointment of EisnerAmper LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018. FOR AGAINST ABSTAIN FOR all Nominees listed to the left WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) CONTROL NUMBER Signature Signature, if held jointly Date , 2018. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. X PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders The Proxy Statement is available at: http://www.cstproxy.com/leaptx/2018 FOLD HEREDO NOT SEPARATEINSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS LEAP THERAPEUTICS, INC. The undersigned appoints Christopher K. Mirabelli and Douglas E. Onsi, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Leap Therapeutics, Inc. held of record by the undersigned at the close of business on March 28, 2018 at the Annual Meeting of Stockholders of Leap Therapeutics, Inc. to be held on May 3, 2018, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued, and to be marked, dated and signed, on the other side)